UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 8, 2026

PRUDENTIAL FINANCIAL, INC.

(Exact name of registrant as specified in its charter)

New Jersey	001-16707	22-3703799
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

751 Broad Street

Newark, NJ 07102

(Address of principal executive offices and zip code)

(973) 802-6000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECURITIES REGISTERED PURSUANT TO SECTION 12(b) OF THE ACT:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, Par Value $.01	PRU	New York Stock Exchange
5.950% Junior Subordinated Notes	PRH	New York Stock Exchange
5.625% Junior Subordinated Notes	PRS	New York Stock Exchange
4.125% Junior Subordinated Notes	PFH	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01	Regulation FD Disclosure.

On October 8, 2026, Prudential Life Insurance Co., Ltd. (“Prudential of Japan”), a subsidiary of Prudential Financial, Inc. (the “Company”), issued a press release in Japan reporting the findings of the Special Investigation Committee’s investigation report on previously disclosed misconduct by current and former sales employees of Prudential of Japan (the “SIC Report”). The Company has posted an English translation of the SIC Report and related materials on the Company’s Investor Relations website at www.investor.prudential.com.

Also, on October 8, 2026, Prudential Holdings of Japan, Inc. (“PHJ”), Prudential of Japan and The Gibraltar Life Insurance Co., Ltd. (“Gibraltar Life”), subsidiaries of the Company, issued a press release in Japan reporting an update on the Company’s remediation of previously disclosed employee misconduct in Japan.

The Company is furnishing herewith an English translation of each press release.

Investors and others should note that the Company routinely uses its Investor Relations website to post presentations to investors and other important information, including information that may be deemed material to investors. Accordingly, the Company encourages investors and others interested in the Company to review the information that it shares at www.investor.prudential.com. Interested parties may register to receive automatic email alerts when presentations and other information are posted to the Investor Relations website by clicking on “Subscribe to Email Alerts” at www.investor.prudential.com and following the instructions provided.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	News release of Prudential of Japan, dated October 8, 2026 (furnished and not filed).

99.2	News release of PHJ, Prudential of Japan and Gibraltar Life, dated October 8, 2026 (furnished and not filed).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 8, 2026

PRUDENTIAL FINANCIAL, INC.

By:	/s/ Brian P. Spitser
Name: Brian P. Spitser Title: Vice President and Assistant Secretary